UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 10, 2010
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements of Certain Officers

2010 Senior Executive Company Incentive Plan

On February 10, 2010, the Compensation Committee of the Board of Directors of Rovi Corporation (the “Company”) approved the 2010 Senior Executive Company Incentive Plan (the “Plan”), which is only applicable to the Chief Executive Officer and his executive-level direct reports.  Named executive officers will participate in the Plan.  A copy of the Plan is attached to this report as Exhibit 10.1.

Under the terms of the Plan, employees are provided cash incentive awards based upon the Company’s and the individual employee’s performance.  Company performance is based upon the Company achieving a worldwide revenue target and a worldwide operating profit target.  Individual performance is based upon the evaluation of the individual employee’s performance and contribution for the fiscal year.  Awards under the Plan will be weighted by Company and individual performance components.  Awards are targeted as a percentage of a participant’s annual salary.  Subject to the Compensation Committee’s approval, the Chief Executive Officer has discretion to vary the award to his executive-level direct reports based on his assessment of the individual’s performance and contribution for the fiscal year.  The Compensation Committee set the 2010 bonus targets and weighting for the named executive officers as follows:

		Percentage of Target
Name and Title	2010 Target (% of Base Salary)	Revenue Performance	Company Performance	Individual Performance
Alfred J. Amoroso President & CEO	100%	0%	100%	0%
James Budge Chief Financial Officer	65%	0%	75%	25%
Thomas Carson EVP, Worldwide Sales and Services	50%	50%	37.5%	12.5%
Stephen Yu EVP & General Counsel	60%	0%	75%	25%

2009 Bonuses and 2010 Base Salaries

On February 10, 2010, the Compensation Committee of the Board of Directors awarded bonuses to the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in respect of the officers’ and the Company’s 2009 performance. The bonus awards were based on the achievement of specified targets with respect to the Company’s 2009 financial results and on each officer’s individual performance.  On February 10, 2010, the Compensation Committee also approved to maintain the base salary for the named executive officers for 2010 at the same level as in effect at the end of 2009, with the exception of James Budge, who had his base salary increased from $350,000 to $375,000.  The Compensation Committee annually evaluates the performance and determines the compensation of the Company’s officers based on the Compensation Committee’s assessment of the Company’s and each individual’s performance, as well as compensation for competitive positions at companies in a peer group established annually by the

Compensation Committee.  The 2009 bonuses and 2010 base salaries approved by the Compensation Committee for the named executive officers are as follows:

Name and Title	2009 Bonus Paid	2010 Base Salary
Alfred J. Amoroso President & Chief Executive Officer	$1,000,000	$550,000
James Budge Chief Financial Officer	$342,956	$375,000
Thomas Carson Executive Vice President, Worldwide Sales and Services	$332,120	$447,352
Stephen Yu Executive Vice President & General Counsel	$239,850	$300,000

Item 9.01    Financial Statements and Exhibits

   The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description
10.1	2010 Senior Executive Company Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: February 12, 2010	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel